UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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BURLINGTON STORES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BURLINGTON STORES, INC.

SUPPLEMENT TO THE PROXY STATEMENT DATED APRIL 1, 2022

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2022

The following information supplements and amends the definitive proxy statement on Schedule 14A of Burlington Stores, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2022 (the “Proxy Statement”) in connection with the solicitation of proxies by the Company for the Annual Meeting of Stockholders to be held on May 18, 2022.

The Proxy Statement includes a proposal (Proposal 4) to approve the Burlington Stores, Inc. 2022 Omnibus Incentive Plan (the “2022 Plan”) and contemplates attaching the text of the 2022 Plan as Appendix A thereto. The sole purpose of this supplement is to provide a copy of the 2022 Plan, which our third party vendor inadvertently omitted from the Proxy Statement as originally filed with the SEC. The 2022 Plan was included in the version of the Proxy Statement mailed to the Company’s stockholders, and the full text of the 2022 Plan is attached as Appendix A to this supplement.

This supplement, including Appendix A, should be read in conjunction with the Proxy Statement. Except as described above, this supplement does not amend, supplement or otherwise affect the Proxy Statement.

Appendix A

BURLINGTON STORES, INC.

2022 OMNIBUS INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of this BURLINGTON STORES, INC. 2022 Omnibus Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan is effective as of the date set forth in Article XV.

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1    “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

2.2    “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Other Stock-Based Award or Other Cash-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, an Award Agreement executed by the Company and, if required by the Company, the Participant.

2.3    “Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to an Award.

2.4    “Board” means the Board of Directors of the Company.

2.5    “Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform the Participant’s duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of the Participant’s duties for the Company or an Affiliate, as determined by the Company (or, in the case of a Participant subject to Section 16 of the Exchange Act, the Committee”) in its good faith discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such

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agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.6    “Change in Control” has the meaning set forth in Section 11.2.

2.7    “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any treasury regulation promulgated thereunder.

2.8    “Committee” means the Compensation Committee of the Board or such other committee of the Board that is duly authorized by the Board to administer the Plan. If no committee is duly authorized by the Board to administer the Plan or if the Board elects to administer the Plan (or any portion thereof), the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan.

2.9    “Common Stock” means the common stock, $0.0001 par value per share, of the Company.

2.10    “Company” means Burlington Stores, Inc., a Delaware corporation, and its successors by operation of law.

2.11    “Consultant” means any natural person who is an advisor or consultant to the Company or its Affiliates.

2.12    “Disability” means Participant’s inability to perform the essential duties, responsibilities and functions of Participant’s position with the Company and its Affiliates for a continuous period of 180 days as a result of any mental or physical disability or incapacity, as determined under the definition of disability in the Company’s or an applicable Affiliate’s long- term disability plan so as to qualify Participant for benefits under the terms of that plan or as determined by an independent physician to the extent no such plan is then in effect. Participant shall cooperate in all respects with the Company if a question arises as to whether Participant has become disabled (including, without limitation, submitting to an examination by a medical doctor or other health care specialist selected by the Company and authorizing such medical doctor or such other health care specialist to discuss Participant’s condition with the Company). Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.13    “Effective Date” means the effective date of the Plan as defined in Article XV.

2.14    “Eligible Employees” means each employee of the Company or an Affiliate.

2.15    “Eligible Individual” means an Eligible Employee, Non-Employee Director or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth herein.

2.16    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.17    “Fair Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the closing price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code; provided, however, that the Company (or, with respect to a Participant subject to Section 16 of the Exchange

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Act, the Committee) may in its discretion use the closing transaction price of a share of Common Stock on the day preceding the date as of which such value is being determined to the extent the Company determines such method is more practical for administrative purposes, such as for purposes of tax withholding. For purposes of the grant of any Award, the applicable date shall be the trading day on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

2.18    “Family Member” means “family member” as defined in the general instructions of Form S-8.

2.19    “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parents (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code (or any successor provision) and which meets the requirements of Section 422 of the Code (or any successor provision).

2.20    “Minimum Vesting Requirement” has the meaning set forth in Section 3.2(d).

2.21    “Non-Employee Director” means a director or a member of the Board or the Board of Directors of any Affiliate who is not an active employee of the Company or any Affiliate.

2.22    “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.23    “Non-Tandem Stock Appreciation Right” means the right to receive an amount in cash and/or Common Stock, as specified in the Award Agreement, equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.24    “Other Cash-Based Award” means an Award granted pursuant to Section 10.3 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.

2.25    “Other Stock-Based Award” means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.

2.26    “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.27    “Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.

2.28    “Performance Award” means an Award granted to a Participant pursuant to Article IX hereof contingent upon achieving certain Performance Goals.

2.29     “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total shareholder return and earnings per share criteria) or individual basis, may be used by the Committee in establishing Performance Goals under the Plan: earnings per share; operating income; pre-tax income or earnings; gross income; net income (before or after taxes); adjusted net income per share; cash flow; free cash flow; gross profit; gross profit return on investment; gross margin return on investment; gross margin or gross margin ratio; operating margin; working capital; earnings before interest and taxes; earnings before interest, tax, depreciation and amortization; return on equity; return on assets; return on capital; return on invested capital; net revenues; gross revenues; revenue growth; annual recurring revenues; recurring revenues; license revenues; sales or net sales; sales or market share; comparable store sales; total shareholder return;

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economic value added; inventory turns; specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion; the fair market value of a share of Common Stock; the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; reduction in operating expenses; or any other goal selected by the Committee whether or not listed herein.    Each such goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis, and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a Performance Goal or determining the achievement of a Performance Goal, the Committee may provide that achievement of the applicable Performance Goals may be amended or adjusted to include or exclude components of any Performance Goal, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance Goals shall be subject to such other special rules and conditions as the Committee may establish at any time.

2.30     “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.

2.31    “Plan” means this Burlington Stores, Inc. 2022 Omnibus Incentive Plan, as amended from time to time.

2.32    “Prior Plan” means the Burlington Stores, Inc. 2013 Omnibus Incentive Plan.

2.33    “Proceeding” has the meaning set forth in Section 14.9.

2.34    “Reference Stock Option” has the meaning set forth in Section 7.1.

2.35    “Restricted Stock” means an Award of shares of Common Stock under the Plan that is subject to restrictions under Article VIII.

2.36    “Restricted Stock Unit” means an Award of hypothetical units of Common Stock under the Plan that is subject to restrictions under Article VIII, whereby the Participant has the right to receive a payment in cash or in Common Stock, as specified in the Award Agreement, based on the Fair Market Value of the number of hypothetical units of Common Stock described in the Award.

2.37     “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.38    “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.

2.39    “Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.40    “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII.

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2.41    “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Individuals pursuant to Article VI.

2.42    “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.43    “Tandem Stock Appreciation Right” means the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or Common Stock equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

2.44    “Ten Percent Stockholder” means a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parents.

2.45    “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.46    “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a Consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of such Consultant’s consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter, provided that any such change to the definition of the term “Termination of Consultancy” does not subject the applicable Award to Section 409A of the Code.

2.47    “Termination of Directorship” means that the Non-Employee Director has ceased to be a Non-Employee Director; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of such Non-Employee Director’s directorship, such Non-Employee Director’s ceasing to be a Non-Employee Director shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.48    “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or, subject to Section 409A of the Code, personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of such Eligible Employee’s employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter, provided that any such change to the definition of the term “Termination of Employment” does not subject the applicable Award to Section 409A of the Code.

2.49    “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of

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(including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

ARTICLE III

ADMINISTRATION

3.1    The Committee. The Plan shall be administered and interpreted by the Committee. To the extent required by applicable law, rule or regulation, it is intended that each member of the Committee may from time to time qualify as (a) a “non-employee director” under Rule 16b-3 and (b) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

3.2    Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Individuals: (i) Stock Options (provided that an Incentive Stock Option may only be granted to an Eligible Employee); (ii) Stock Appreciation Rights; (iii) Restricted Stock; (iv) Restricted Stock Units; (v) Performance Awards; (vi) Other Stock-Based Awards; and (vii) Other Cash-Based Awards. In particular, the Committee shall have the authority:

(a) to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;

(b) to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;

(c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion); provided, however, that the vesting schedule of an Award granted hereunder shall provide that no portion of such Award may become vested prior to the first anniversary of the date of grant of such Award (the “Minimum Vesting Requirement”); provided, that the following awards shall not be subject to the Minimum Vesting Requirement: any (i) substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Affiliates; (ii) shares of Common Stock delivered in lieu of fully vested cash obligations; (iii) Awards to Non-Employee Directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting; (iv) any additional awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1(a) (subject to adjustment under Section 4.2) and (v) Awards settled in cash; provided, further, that the Minimum Vesting Requirement shall not restrict the right of the Committee to provide in an Award Agreement or otherwise for the acceleration or continuation of the vesting or exercisability of an Award for any reason, including upon or after a Change in Control or Termination;

(e) to determine the amount of cash to be covered by each Award granted hereunder;

(f) to determine whether, to what extent and under what circumstances grants of Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

(g) to determine whether and under what circumstances an Award may be settled in cash and/or Common Stock;

(h) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(i) to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition or exercise of such Award; and

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(j) to modify, extend or renew an Award, subject to Article XII and Section 6.2(l).

3.3    Guidelines. Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan and any Award granted hereunder. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall materially impair the rights of any Participant without the Participant’s consent. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and shall be construed and interpreted in a manner so as to comply therewith.

3.4    Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5    Procedures. The Board shall designate one of the members of the Committee as chair and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6    Delegation of Authority/Liability.

(a) To the extent permitted by applicable law and applicable stock exchange rules, the Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan.

(b) The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other officers of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a member of the Board, the Chief Executive Officer or other officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

(c) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-sections (a) and (b) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

3.7    Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company or any Affiliate and to the extent not covered by insurance directly insuring such person,

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each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any right of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate.

ARTICLE IV

SHARE LIMITATION

4.1    Shares.

(a) Subject to increase or decrease pursuant to Section 4.2, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed the sum of (i) 5,470,000 shares and (ii) the number of shares of Common Stock available for grant under the Prior Plan as of the Effective Date. Shares of Common Stock issued under the Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 5,470,000 shares. Any shares of Common Stock granted in connection with Stock Options and Stock Appreciation Rights shall be counted against the limits under the Plan as one (1) share for every one (1) Stock Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Stock Options and Stock Appreciation Rights shall be counted against the limit under the Plan as two (2) shares of Common Stock for every one (1) share of Common Stock granted in connection with such Award. If any Award granted under the Plan or an award granted under the Prior Plan expires, terminates, or is canceled for any reason without having been exercised in full, or if any shares of Common Stock subject to an Award granted under the Plan or an award granted under the Prior Plan are forfeited for any reason or settled in cash, the portion of such Award that expires, terminates or is cancelled, forfeited or settled in cash shall again be available for the purpose of Awards under the Plan; provided that, any shares of Common Stock that again become available for future grants pursuant to this Section 4.1 shall be added back as one (1) share if such shares were subject to Options or Stock Appreciation Rights and as two (2) shares if such shares were subject to other Awards.

With respect to Stock Appreciation Rights settled in Common Stock, the number of shares of Common Stock equal to the number of Stock Appreciation Rights exercised by the Participant shall count against the aggregate and individual share limitations set forth under this Section 4.1(a). If a Tandem Stock Appreciation Right is granted in tandem with a Stock Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan.

Notwithstanding anything to the contrary, any shares of Common Stock subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) tendered to the Company or withheld by the Company to pay the exercise price of a share of Common Stock subject to a Stock Option, (b) used to satisfy a tax withholding obligation under Section 14.5, or (c) repurchased by the Company using the proceeds from the exercise of Stock Options.

(b) Individual Limitations Applicable to Non-Employee Directors.    The aggregate value of cash compensation and the grant date fair value of shares of Common Stock that may be awarded or granted during any fiscal year of the Company to any Non-Employee Director shall not exceed $900,000; provided, however, that the annual Non-Employee Director compensation limit shall not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or any Affiliate or compensation received by the director in his or her capacity as an executive officer or employee of the Company.

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4.2    Changes.

(a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b) Subject to the provisions of Section 11.1, in the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan and the terms of each outstanding Award (including the number and class of securities subject to each outstanding Award, any purchase price or base price per share and any Performance Measures) shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options and Stock Appreciation Rights in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

ARTICLE V

ELIGIBILITY

5.1    General Eligibility. All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.2    Incentive Stock Options. Notwithstanding the foregoing, only Eligible Employees of the Company, its Subsidiaries and its Parents (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.3    General Requirement. The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, respectively.

ARTICLE VI

STOCK OPTIONS

6.1    Options. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non- Qualified Stock Option. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a Non-Qualified Stock Option.

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6.2    Terms and Conditions of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan (including Section 3.2(d) hereof), as the Committee shall deem desirable:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of a share of Common Stock at the time of grant.

(b) Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five (5) years.

(c) Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.2 and subject to the Minimum Vesting Requirement, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time after the time of grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(d) Method of Exercise. Subject to any applicable installment exercise and waiting period provisions under Section 6.2(c), to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of whole shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option, or by payment in full or in part in the form of Common Stock owned by the Participant, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor (including payment of any applicable withholding taxes), as provided herein, has been made or provided for.

(e) Non-Transferability of Options. No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award Agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award Agreement.

(f) Termination by Death or Disability. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination due to death or Disability may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one

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(1) year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the event of a Participant’s Termination by reason of Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

(g) Involuntary Termination Without Cause. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination by the Company without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(h) Voluntary Resignation. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in Section 6.2(i)(y) hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(i) Termination for Cause. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in Section 6.2(h)) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of such Termination.

(j) Unvested Stock Options. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(k) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option.

(l) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of Award Agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

(m) Restrictions on Modification and Substitution of Stock Options. Notwithstanding the foregoing and other than in connection with a Change in Control or the adjustment provisions set forth in Section 4.2(b), the Committee shall not, without the approval of the stockholders of the Company, (i) reduce the exercise price of any previously granted Stock Option, (ii) cancel any previously granted Stock Option in exchange for another Stock Option or Stock Appreciation Right with a lower exercise price or (iii) cancel any previously granted Stock Option in exchange for cash or another Award if the exercise price of such Stock Option exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation.

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(n) Other Terms and Conditions. The Committee, in its sole discretion, may include a provision in an Award Agreement or establish procedures providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 14.5. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

(o) No Dividend Equivalent Rights. Notwithstanding anything in an Award Agreement to the contrary, the holder of a Stock Option shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such Stock Option.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1    Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2    Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan (including Section 3.2(d) hereof), as shall be determined from time to time by the Committee, and the following:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be the exercise price per share of Common Stock of the Reference Stock Option.

(b) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until, and then only to the extent that the exercise or termination of the Reference Stock Option causes, the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.2(c).

(d) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent that the related Tandem Stock Appreciation Rights have been exercised.

(e) Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion and set forth in the Award Agreement) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares of Common Stock in respect of which the Tandem Stock Appreciation Right shall have been exercised.

(f) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to

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have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g) Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.2(e) of the Plan.

7.3    Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan.

7.4    Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan (including Section 3.2(d) hereof), as shall be determined from time to time by the Committee, and the following:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time of grant.

(b) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

(c) Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 7.4 and subject to the Minimum Vesting Requirement, Non-Tandem Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 7.4(c), Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(e) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion and set forth in the Award Agreement) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date that the right is exercised over the Fair Market Value of one share of Common Stock on the date that the right was awarded to the Participant.

(f) Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant’s Termination for any reason, Non-Tandem Stock Appreciation Rights will remain exercisable following a Participant’s Termination on the same basis as Stock Options would be exercisable following a Participant’s Termination in accordance with the provisions of Sections 6.2(f) through 6.2(j).

(g) Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

7.5    Form, Modification, Extension and Renewal of Stock Appreciation Rights. Subject to the terms and conditions and within the limitations of the Plan, Stock Appreciation Rights shall be evidenced by such form of Award Agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Appreciation Rights granted under the Plan (provided that the rights of a Participant are not

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reduced without such Participant’s consent and provided further that such action does not subject the Stock Appreciation Rights to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Appreciation Rights (to the extent not theretofore exercised) and authorize the granting of new Stock Appreciation Rights in substitution therefor (to the extent not theretofore exercised).

7.6    Restrictions on Modification and Substitution of Stock Appreciation Rights. Notwithstanding the foregoing and other in connection with a Change in Control or the adjustment provisions set forth in Section 4.2(b), the Committee shall not, without the approval of the stockholders of the Company, (i) reduce the exercise price of any previously granted Stock Appreciation Right, (ii) cancel any previously granted Stock Appreciation Right in exchange for another Stock Appreciation Right or Stock Option with a lower exercise price or (iii) cancel any previously granted Stock Appreciation Right in exchange for cash or another Award if the exercise price of such Stock Appreciation Right exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation.

7.7    Other Terms and Conditions. The Committee may, in its sole discretion, include a provision in an Award Agreement or establish procedures providing for the automatic exercise of a Stock Appreciation Right on a cashless basis on the last day of the term of such Stock Appreciation Right if the Participant has failed to exercise the Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Stock Appreciation Right exceeds the exercise price of such Stock Appreciation Right on the date of expiration of such Stock Appreciation Right, subject to Section 14.5. Stock Appreciation Rights may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

7.8    No Dividend Equivalent Rights. Notwithstanding anything in an Agreement to the contrary, the holder of a Stock Appreciation Right shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such Stock Appreciation Right.

ARTICLE VIII

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1    Awards of Restricted Stock and Restricted Stock Units. Awards of Restricted Stock and Restricted Stock Units may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals, to whom, and the time or times at which, grants of Restricted Stock and Restricted Stock Units shall be made, the number of shares or units (as applicable) to be awarded, the price (if any) to be paid by the Participant (which may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value), the time or times within which such Awards may be subject to forfeiture, the vesting schedule (subject to the Minimum Vesting Requirement) and rights to acceleration thereof, and all other terms and conditions of the Awards.

8.2    Terms and Conditions of Restricted Stock and Restricted Stock Units. Awards of Restricted Stock and Restricted Stock Units awarded pursuant to the Plan shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan (including Section 3.2(d) hereof), as shall be determined from time to time by the Committee, and the following:

(a) Vesting Period. The Participant shall not be permitted to Transfer shares of Restricted Stock, or be entitled to obtain shares of Common Stock or cash subject to an Award of Restricted Stock Units, during the vesting period or periods set by the Committee, subject to the Minimum Vesting Requirement, commencing on the date of such Award, as set forth in the applicable Award Agreement. Such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the Award. Within these limits, based on service and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the vesting of the Award in installments in whole or in part, or may accelerate the vesting of all or any part of any Award.

(b) Rights as a Stockholder.

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(i) Except as provided in Section 8.2(a) and this Section 8.2(b) or as otherwise determined by the Committee in an Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company, including, without limitation, the right to vote such shares and the right to receive dividends, provided that the Plan does not authorize the current payment of dividends in any form with respect to unvested Awards. Any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the lapse of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) Except as otherwise determined by the Committee in an Award Agreement, an Award of Restricted Stock Units shall not provide the Participant with any rights of a holder of shares of Common Stock of the Company unless and until the shares of Common Stock underlying the Award are issued to the Participant. At the discretion of the Committee, each Restricted Stock Unit may be credited with cash or stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”), provided that the Plan does not authorize the current payment of Dividend Equivalents in any form with respect to unvested Awards. With respect to Dividend Equivalents, a Participant either will receive an additional cash payment equal to the Dividend Equivalents or Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share and, in each case, shall be subject to the same terms and conditions as the underlying Restricted Stock Unit. For the avoidance of doubt, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(iii) Stock Issuance. During the vesting period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing an Award of Restricted Stock shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 14.2, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Award Agreement relating to the Award of Restricted Stock. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Award of Restricted Stock in the event such award is forfeited in whole or in part.

(c) Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason, all unvested shares of Restricted Stock and Restricted Stock Units will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

(d) Lapse of Restrictions. If and when a share of Restricted Stock becomes vested, subject to the Company’s right to require payment of any taxes in accordance with Section 14.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award. The Award Agreement relating to a Restricted Stock Unit Award shall specify whether such award may be settled in shares of Common Stock or cash or a combination thereof, and the timing of such settlement.

ARTICLE IX

PERFORMANCE AWARDS

9.1    Performance Awards. The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goal(s). If the Performance Award is payable in shares of Restricted Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Goal(s) in

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accordance with this Article IX. If the Performance Award is payable in cash or shares of Common Stock, it may be paid upon the attainment of the relevant Performance Goal(s) either in cash or in shares of Common Stock (based on the then current Fair Market Value of such shares), as determined by the Committee and set forth in the Award Agreement, in its sole and absolute discretion. Subject to the Minimum Vesting Requirement, each Performance Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve.

9.2    Terms and Conditions of Performance Awards. Performance Awards awarded pursuant to this Article IX shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan (including Section 3.2(d) hereof), as shall be determined from time to time by the Committee, and the following:

(a) Earning of Performance Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Award that has been earned.

(b) Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.

(c) Performance Goals, Formulae or Standards. The Committee shall establish the Performance Goal(s) for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants.

(d) Dividends and Dividend Equivalents. Unless otherwise determined by the Committee at the time of grant, amounts equal to dividends and Dividend Equivalents, as applicable, declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Award will not be paid to the Participant. For the avoidance of doubt, the Plan does not authorize the current payment of dividends or Dividend Equivalents in any form with respect to unvested Awards and any dividends or Dividend Equivalents credited to a Performance Award shall be subject to the same terms and conditions as the underlying Performance Award and, if the Performance Award is forfeited, the Participant shall have no right to such dividends or Dividend Equivalents.

(e) Payment. Following the Committee’s determination in accordance with Section 9.2(a), and subject to the applicable provisions of the Award Agreement and the Plan, the Company shall settle Performance Awards, in such form (including, without limitation, in shares of Common Stock or in cash) as determined by the Committee and set forth in the Award Agreement, in an amount equal to such Participant’s earned Performance Awards. Notwithstanding the foregoing, subject to the applicable provisions of the Award Agreement and the Plan, the Committee may, in its sole discretion, subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions as it deems appropriate and subject to Section 409A of the Code.

(f) Termination. Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(g) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may accelerate the vesting of all or any part of any Performance Award after the grant date.

ARTICLE X

OTHER STOCK-BASED AND CASH-BASED AWARDS

10.1    Other Stock-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Stock- Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, and Awards valued by

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reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

10.2    Terms and Conditions of Other Stock-Based Awards. Other Stock-Based Awards made pursuant to this Article X shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan (including Section 3.2(d) hereof), as shall be determined from time to time by the Committee, and the following:

(a) Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or Dividend Equivalents in respect of the number of shares of Common Stock covered by the Award. To the extent provided by the Committee, any such dividend or Dividend Equivalent, as applicable, with respect to the Award shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends or Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. The dividends or Dividend Equivalents so withheld by the Committee and attributable to any particular share under the Award (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends or Dividend Equivalents, as applicable, upon the lapse of restrictions on the Award and, if such Award is forfeited, the Participant shall have no right to such dividends or Dividend Equivalents. For the avoidance of doubt, the Plan does not authorize the current payment of dividends or Dividend Equivalents in any form with respect to unvested Awards.

(c) Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion and subject to the Minimum Vesting Requirement. Based on service and/or such other factors or criteria as the Committee may, in its sole discretion, accelerate the vesting of all or any part of any Award.

(d) Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.

10.3    Other Cash-Based Awards. The Committee may from time to time grant Other Cash-Based Awards to Eligible Individuals in such amounts, on such terms and conditions not inconsistent with the provisions of the Plan (including Section 3.2(d) hereof), and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions and the Minimum Vesting Requirement, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.

ARTICLE XI

CHANGE IN CONTROL PROVISIONS

11.1    Benefits. In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award Agreement, a Participant’s unvested Award shall not vest automatically

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and a Participant’s Award shall be treated in accordance with one or more of the following methods as determined by the Committee:

(a) Awards, whether or not then vested, shall be continued, assumed, or have new rights substituted therefor, as determined by the Committee in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which Awards granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee or require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, or other property be substituted for some or all of the shares of Common Stock subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as determined by the Committee in accordance with Section 4.2; provided that the Committee may decide to grant additional Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).

(b) The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess (if any) of the Fair Market Value of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards; provided that in the event that such exercise price does not exceed Fair Market Value, the Awards may be cancelled for no consideration.

(c) The Committee may, in its sole discretion, terminate any outstanding and unexercised Award that provides for a Participant elected exercise, effective as of the date of the Change in Control, by delivering notice of termination to each Participant at least twenty (20) days prior to the date of consummation of the Change in Control, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control, each such Participant shall have the right to exercise in full all of such Participant’s Awards that are then vested and outstanding, but any such exercise shall be contingent on the occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

(d) Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.

11.2    Change in Control. “Change in Control” shall be deemed to occur upon the occurrence of any of the following events:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any Affiliate of them, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities;

(b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section 11.2 or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior

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thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in Section 11.2(a)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or

(d) a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code and which becomes payable upon a Change in Control, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

ARTICLE XII

TERMINATION OR AMENDMENT OF PLAN

12.1    Termination or Amendment. Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan or an Award Agreement (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIV or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise. The Committee may amend the terms of any outstanding Award, prospectively or retroactively, including without limitation, to modify, renew, extend the term of, and provide for payment of dividends and Dividend Equivalents with respect to such Award, subject to Sections 6.2(o), 7.8, 8.2(b)(i), 8.2(b)(ii), 9.2(d), and 10.2(b). For the avoidance of doubt, the Plan does not authorize the current payment of dividends or Dividend Equivalents in any form with respect to unvested Awards. Notwithstanding the foregoing, unless otherwise required to comply with applicable law (including Section 409A of the Code) or specifically provided herein, the rights of a Participant with respect to Awards granted prior to any amendment, suspension or termination, may not be materially impaired, without the consent of the Participant. In addition, without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (ii) increase the Non-Employee Director compensation limit for a fiscal year under Section 4.1(b); (iii) change the classification of individuals eligible to receive Awards under the Plan; (iv) decrease the minimum exercise price of any Stock Option or Stock Appreciation Right; (v) extend the maximum Stock Option term under Section 6.2(b); (vi) permit the award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price than the replacement award, or otherwise permit the cancellation of a Stock Option or Stock Appreciation Right with an exercise price higher than Fair Market Value in exchange for another Award or for cash; or (vii) require stockholder approval under applicable law or regulation including, without limitation, the Code, Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

ARTICLE XIII

UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by

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the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.

ARTICLE XIV

GENERAL PROVISIONS

14.1    Award Agreement. Each Award under this Plan shall be evidenced by an Award Agreement setting forth the terms and conditions applicable to such Award. No Award shall be valid until an Agreement is authorized or executed by the Company and, to the extent required by the Company, executed or electronically accepted by the recipient of such award. Upon such execution or acceptance and delivery of the Award Agreement to the Company within the time period specified by the Company, such Award shall be effective as of the effective date set forth in the Award Agreement.

14.2    Legend. The Committee may require each person receiving shares of Common Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.3    Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

14.4    No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate such employment, consultancy or directorship at any time.

14.5    Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes up to the maximum statutory tax rates in the applicable jurisdictions. Upon the vesting of any Award that is taxable upon vesting, or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any withholding obligation under this Section 14.5 with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

14.6    No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

14.7    Listing and Other Conditions.

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(a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Award with respect to such shares shall be suspended until such listing has been effected.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c) Upon termination of any period of suspension under this Section 14.7, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d) A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

14.8    Governing Law. The Plan and actions taken in connection herewith, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

14.9    Jurisdiction; Waiver of Jury Trial. Subject to any arbitration policies adopted by the Company, any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.

14.10    Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

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14.11    Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

14.12    Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.

14.13    No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

14.14    Death/Disability. The Company (or, in the case of a Participant subject to Section 16 of the Exchange Act, the Committee) may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Company or the Committee, as applicable, deems necessary to establish the validity of the transfer of an Award. The Company (or, in the case of a Participant subject to Section 16 of the Exchange Act, the Committee) may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

14.15    Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

14.16    Section 409A of the Code. The Plan is intended to be exempt from or comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.

14.17    Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

14.18    Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

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14.19    Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

14.20    Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

14.21    Company Recoupment of Awards. A Participant’s rights with respect to any Award hereunder shall in all events be subject to (i) any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a Participant in effect as of the date of grant, or (ii) any right or obligation that the Company may have regarding the clawback of compensation under applicable law or regulation including, without limitation, Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder, the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder or any rules of the principal national securities exchange in the United States on which the Company’s securities are traded.

14.22    Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Affiliates operates or has employees.

ARTICLE XV

EFFECTIVE DATE OF PLAN

This Plan shall be submitted to the stockholders of the Company for approval at the Company’s 2022 annual meeting of stockholders and, if approved in accordance with applicable law, shall become effective as of the date on which the Plan was approved by the Company’s stockholders (the “Effective Date”).

ARTICLE XVI

TERM OF PLAN

This Plan shall terminate as of the first annual meeting of the Company’s stockholders to occur on or after the tenth anniversary of the Effective Date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any Award granted prior to termination and Awards previously granted shall remain outstanding in accordance with the applicable terms and conditions of the underlying Award Agreements.

Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than ten years after the date on which the Plan was approved by the Board. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

ARTICLE XVII

NAME OF PLAN

The Plan shall be known as the “Burlington Stores, Inc. 2022 Omnibus Incentive Plan.”

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